Fees Summary	Sep. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 163,255,871.9
Previously Paid Amount	0
Total Fee Amount	24,994.48
Total Offset Amount	0
Net Fee	$ 24,994.48